Joint Ownership of Generating Facilities	12 Months Ended
Dec. 31, 2016
Equity Method Investments and Joint Ventures [Abstract]
Joint Ownership of Generating Facilities
Note 10—Joint Ownership of Generating Facilities
We hold ownership interests in certain jointly owned generating facilities. We are entitled to the proportional share of the generating capacity and the output of each unit equal to our ownership interests. We pay our share of capital expenditures, fuel inventory purchases, and operating expenses, except in certain instances where agreements have been executed to limit certain joint owners’ maximum exposure to the additional costs. Our share of revenues and operating costs of the jointly owned generating facilities are included within the corresponding financial statement line items in our consolidated statements of operations.
The following tables present the ownership interests of the jointly owned facilities as of December 31, 2016 and 2015 included in our consolidated balance sheets. Each facility is co-owned with one or more other generation companies.

	December 31, 2016
(dollars in millions)	Ownership Interest	Property, Plant and Equipment	Accumulated Depreciation	Construction Work in Progress	Total
Miami Fort	64.0%	$207	$(39)	$4	$172
Stuart (1)	39.0%	$—	$—	$4	$4
Conesville (1)	40.0%	$61	$(3)	$6	$64
Zimmer	46.5%	$115	$(25)	$6	$96
Killen (1)	33.0%	$19	$(2)	$3	$20

	December 31, 2015
(dollars in millions)	Ownership Interest	Property, Plant and Equipment	Accumulated Depreciation	Construction Work in Progress	Total
Miami Fort	64.0%	$207	$(16)	$3	$194
Stuart (1)	39.0%	$32	$(4)	$20	$48
Conesville (1)	40.0%	$61	$(2)	$4	$63
Zimmer	46.5%	$99	$(10)	$11	$100
Killen (1)	33.0%	$17	$(1)	$2	$18
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(1)	Facilities not operated by Dynegy.
Note 11—Unconsolidated Investments
Equity Method Investments
Elwood. On November 21, 2016, Dynegy sold its 50 percent equity interest in the Elwood Energy facility to J-Power USA Development Co. Ltd. for approximately $173 million (the “Elwood Sale”). Elwood Energy owns a 1,580 MW natural gas-fired facility located in Elwood, Illinois. During the third quarter of 2016, we recorded a charge of $9 million to Impairments in our consolidated statements of operations to write down our investment in Elwood to the sales price. Additionally, approximately $35 million of previously posted collateral was returned to Dynegy at closing.
For the years ended December 31, 2016 and 2015, we recorded $7 million and $1 million in equity earnings related to our investment in Elwood, respectively, which is reflected in Earnings from unconsolidated investments in our consolidated statements of operations. For the year ended December 31, 2016, we received distributions of $15 million, of which $14 million was considered a return of investment. For the year ended December 31, 2015, we received distributions of $11 million, of which $8 million was considered a return of investment. As of December 31, 2016 and 2015, we have approximately zero and $3 million in accounts receivable due from Elwood, which is included in Accounts receivable in our consolidated balance sheets.
Black Mountain. On June 27, 2014, we completed the sale of our 50 percent partnership interest in Nevada Cogeneration Associates #2, a partnership that owns Black Mountain, an 85 MW (43 net MW) natural gas-fired combined-cycle gas turbine facility in Nevada. We received $17 million in cash proceeds upon the close of the transaction, which is reflected in Gain on sale of assets, net in our consolidated statements of operations for the year ended December 31, 2014. In connection with the sale, our guarantee was terminated. Additionally, we received $10 million in cash distributions from Black Mountain, which is recorded as Earnings from unconsolidated investments in our consolidated statements of operations for the year ended December 31, 2014.